SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as
permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

SCOTT TECHNOLOGIES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

.Return Address
PROXY SERVICES
51 MERCEDES WAY
EDGEWOOD, NY 11717
.Text

SCOTT TECHNOLOGIES, INC.

April 27, 2001

Dear Fellow Stockholder:

URGENT!

The Special Meeting of Scott Technologies, Inc. stockholders is only a few days away. Your Board of Directors has unanimously recommended that stockholders vote in favor of the proposed merger with Tyco International Ltd.

LEADING VOTING ADVISORY SERVICE RECOMMENDS FOR

You should also be aware that Institutional Shareholder Services, the nation's leading voting advisory service, has recommended that its clients, including institutional investors, mutual funds and other fiduciaries, vote FOR the merger.

TIME IS SHORT, AND YOUR VOTE IS EXTREMELY IMPORTANT!

Since approval of the merger proposal requires the affirmative vote of a majority of all outstanding shares, your vote is extremely important. According to our latest records, we have not yet received your proxy. Since time is short, we have established a method which will enable you to vote by toll-free ProxyGram. Please follow the simple steps listed below.

If you have any questions or need assistance in the last-minute voting of your shares, please call Innisfree M&A Incorporated, who is assisting us in the solicitation of proxies, toll-free at 888-750-5834.

Very truly yours,

Mark A. Kirk
President and
Chief Executive Officer

TOLL-FREE OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
ARE AVAILABLE TO ASSIST YOU NOW!

TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
ARE AVAILABLE TO ASSIST YOU NOW!!!

INSTRUCTIONS

1	Call Toll-Free 1-877-880-9547, anytime, day or night.

2	Tell the operator that you wish to send a collect ProxyGram to
ID No. 8132, Scott Technologies.

3	State your name, address and telephone number.

4	State the bank or broker at which your shares are held and your control number as shown below:

Name:	<NA.1>
Broker:	<Broker>
Control Number:	<ControlNum>
Number of Shares:	<NumShares>

5	Give the operator your voting preferences, using the proxy text below.

SCOTT TECHNOLOGIES, INC.
COMMON STOCK
PROXY/VOTING INSTRUCTION CARD

This Proxy Solicited on Behalf of the Board of Directors
for the Special Meeting of Stockholders on May 3, 2001

YOUR VOTE IS IMPORTANT

The undersigned hereby appoints Debra L. Kackley and Mark A. Kirk, and each of them, proxies, with full power of substitution, to appear on behalf of the undersigned and to vote all shares of Common Stock of the undersigned at the Special Meeting of Stockholders to be held at The Embassy Suites Hotel, 3779 Park East Drive, Beachwood, Ohio, on Thursday, May 3, 2001 at 1:00 p.m., local time, and at any adjournment thereof, upon the matter described in the proxy statement/prospectus furnished herewith, subject to any directions indicated below, hereby revoking any and all proxies heretofore given. This proxy/voting instruction card will also serve to instruct the trustees of the Scott Technologies, Inc. 401(k) Savings Plan for Salaried Employees, the Scott Technologies, Inc. 401(k) Savings Plan for Hourly Employees, and the Scott Technologies, Inc. 401(k) Savings Plan for Bargaining Unit Employees on how to vote any shares of Common Stock held by the plans.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no directions are given below, this proxy will be voted FOR the proposal listed in Item 1.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING
PROPOSAL.

1	Adopt the Agreement and Plan of Merger, dated as of February 4, 2001, among Scott Technologies, Inc., Tyco Acquisition Corp. XVIII (NV) and R2 Mergersub Inc.

( ) FOR	( ) AGAINST	( ) ABSTAIN

If signing for a corporation or partnership or as agent, attorney, or fiduciary, indicate the capacity in which you are signing. If you vote by ballot, such vote will supersede this proxy.

.Return Address
PROXYGRAM SERVICES
32-00 SKILLMAN AVENUE
LONG ISLAND CITY, NY 11101
.Text

CONFIDENTIAL IDENTIFICATION NUMBER: <CIN>
Your identification number is confidential. It is to assure the operator of your identity.

SCOTT TECHNOLOGIES, INC.

April 27, 2001

Dear Fellow Stockholder:

URGENT!

The Special Meeting of Scott Technologies, Inc. stockholders is only few days away. Your Board of Directors has unanimously recommended that stockholders vote in favor of the proposed merger with Tyco International Ltd.

LEADING VOTING ADVISORY SERVICE RECOMMENDS FOR

You should also be aware that Institutional Shareholder Services, the nation's leading voting advisory service, has recommended that its clients, including institutional investors, mutual funds and other fiduciaries, vote FOR the merger.

TIME IS SHORT, AND YOUR VOTE IS EXTREMELY IMPORTANT!

Since approval of the merger proposal requires the affirmative vote of a majority of all outstanding shares, your vote is extremely important. According to our latest records, we have not yet received your proxy. Since time is short, we have established a method which will enable you to vote by toll-free ProxyGram. Please follow the simple steps listed below.

If you have any questions or need assistance in the last-minute voting of your shares, please call Innisfree M&A Incorporated, who is assisting us in the solicitation of proxies, toll-free at 888-750-5834.

Very truly yours,

Mark A. Kirk
President and
Chief Executive Officer

TOLL-FREE OPERATORS WHO ARE INDEPENDENT OF THE COMPANY

ARE AVAILABLE TO ASSIST YOU NOW!

INSTRUCTIONS

1.	Call Toll-Free 1-877-880-9547, anytime, day or night.

2	Tell the operator that you wish to send a collect ProxyGram to ID No. 8131, Scott Technologies.

3	State your name, address and telephone number.

4	State your Confidential Identification Number and Number of Shares as shown below:

Confidential Identification Number: <CIN>

Number of Shares: <NumShares>

5	Give the operator your voting preferences, using the proxy text below.

SCOTT TECHNOLOGIES, INC.
COMMON STOCK
PROXY/VOTING INSTRUCTION CARD

This Proxy Solicited on Behalf of the Board of Directors
for the Special Meeting of Stockholders on May 3, 2001

YOUR VOTE IS IMPORTANT

The undersigned hereby appoints Debra L. Kackley and Mark A. Kirk, and each of them, proxies, with full power of substitution, to appear on behalf of the undersigned and to vote all shares of Common Stock of the undersigned at the Special Meeting of Stockholders to be held at The Embassy Suites Hotel, 3779 Park East Drive, Beachwood, Ohio, on Thursday, May 3, 2001 at 1:00 p.m., local time, and at any adjournment thereof, upon the matter described in the proxy statement/prospectus furnished herewith, subject to any directions indicated below, hereby revoking any and all proxies heretofore given. This proxy/voting instruction card will also serve to instruct the trustees of the Scott Technologies, Inc. 401(k) Savings Plan for Salaried Employees, the Scott Technologies, Inc. 401(k) Savings Plan for Hourly Employees, and the Scott Technologies, Inc. 401(k) Savings Plan for Bargaining Unit Employees on how to vote any shares of Common Stock held by the plans.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no directions are given below, this proxy will be voted FOR the proposal listed in Item 1.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING
PROPOSAL.

1	Adopt the Agreement and Plan of Merger, dated as of February 4, 2001, among Scott Technologies, Inc., Tyco Acquisition Corp. XVIII (NV) and R2 Mergersub Inc.

( ) FOR	( ) AGAINST	( ) ABSTAIN

If signing for a corporation or partnership or as agent, attorney, or fiduciary, indicate the capacity in which you are signing. If you vote by ballot, such vote will supersede this proxy.